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                                                                     Exhibit 2.h

                  CVS Automatic Common Exchange Security Trust

                $_____ Trust Automatic Common Exchange Securities
           (subject to exchange into shares of Common Stock, par value
                       $.01 per share of CVS Corporation)

                             Underwriting Agreement

                                                                    May __, 1998

Goldman, Sachs & Co.,
As representative (the "Representative")
   of the several Underwriters, c/o Goldman, Sachs & Co.)
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

      CVS Automatic Common Exchange Security Trust, a trust duly created under the laws of the State of New York (such trust and the trustees thereof acting in their capacities as such being referred to herein as the "Trust"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 2,650,000 shares of the $____ Trust Automatic Common Exchange Securities of the Trust specified above (the "Firm Securities") and, at the election of the Underwriters, up to an aggregate of 397,000 additional shares of the $____ Automatic Common Exchange Securities (the "Optional Securities") (the Firm Securities and the Optional Securities which the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Securities").

      The $____ Trust Automatic Common Exchange Securities of the Trust to be outstanding after giving effect to the sales contemplated hereby are hereinafter called the "Automatic Common Exchange Securities". Each Automatic Common Exchange Security will be exchanged for one or fewer shares of Common Stock, par value $.01 per share ("Stock"), of CVS Corporation, a Delaware corporation (the "Company"), on May __, 2001 (the "Exchange Date") to be delivered pursuant to a forward purchase contract (the "Contract"), dated as of May __, 1998, between the Trust and an existing stockholder of the Company (the "Selling Stockholder"). The Trust has entered into a Contract with the Selling Stockholder obligating the Selling Stockholder to deliver to the Trust on the Exchange Date a number of shares of Stock equal to the product of the Exchange Rate (as such term is defined in the Trust Prospectus (as defined in Section 1(c)(i))) times the initial number of shares of Stock subject to such Contract. The Selling Stockholder's obligations under such Contract will be secured by a pledge of shares of Stock and, if applicable, other collateral pursuant to the terms of a collateral agreement, dated as of May __, 1998 (the "Collateral Agreement"), among the Selling Stockholder, The Chase Manhattan Bank, as collateral agent (in such capacity, the "Collateral Agent"), and the Trust.

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      1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters, the Trust and the Selling Stockholder that:

            (i) A registration statement on Form S-3 (File No. 333-52055) (the "Initial Company Registration Statement") in respect of the shares of Stock deliverable pursuant to the Contracts has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Company Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Company Registration Statement or any post-effective amendment thereto has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Company Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Company Preliminary Prospectus"; the various parts of the Initial Company Registration Statement, including all exhibits thereto and including (A) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Company Registration Statement at the time it was declared effective and (B) the documents incorporated by reference in the prospectus contained in the Initial Company Registration Statement at the time such part of the Initial Company Registration Statement became effective, each as amended at the time such part of the Initial Company Registration Statement became effective, are hereinafter collectively called the "Company Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Company Prospectus"; the Trust Registration Statement (as defined in Section 1(c)(i) hereof) and the Company Registration Statement are hereinafter collectively called the "Registration Statements" and the Trust Prospectus and the Company Prospectus are hereinafter collectively called the "Prospectuses"; any reference herein to any Company Preliminary Prospectus or the Company Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Company Preliminary Prospectus or Company Prospectus, as the case may be; any reference to any amendment or supplement to any Company Preliminary Prospectus or the Company Prospectus shall be deemed to refer to and include any documents filed after the date of such Company Preliminary Prospectus or Company Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Company Preliminary Prospectus or Company Prospectus, as the case may be; and any reference to any amendment to the Company Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to
      Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Company Registration Statement that is incorporated by reference in the Company Registration Statement);

            (ii) No order preventing or suspending the use of any Company Preliminary Prospectus has been issued by the Commission, and each Company Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the


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      Underwriters through Goldman, Sachs & Co. expressly for use therein or by the Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

            (iii) The documents incorporated by reference in the Company Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Company Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters through Goldman, Sachs & Co. expressly for use therein;

            (iv) The Company Registration Statement conforms, and the Company Prospectus and any further amendments or supplements to the Company Registration Statement or the Company Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Company Registration Statement and any amendment thereto and as of the applicable filing date as to the Company Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters through Goldman, Sachs & Co. expressly for use therein or by the Selling Stockholder for use in the preparation of the answers therein to Item 7 of Form S-3;

            (v) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Company Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which loss or interference would have a material adverse effect on the current or future general affairs, management, financial position, stockholders' equity, properties or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"), otherwise than as set forth or contemplated in the Company Prospectus; and, since the respective dates as of which information is given in the Company Registration Statement and the Company Prospectus, there has not been any change in the capital stock, short-term debt or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity, properties or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Company Prospectus;

            (vi) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and


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      proposed to be made of such property by the Company and its subsidiaries;
      and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

            (vii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own its properties and conduct its business as described in the Company Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

            (viii) The Company has an authorized capitalization as set forth in the Company Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Stock contained in the Company Prospectus;

            (ix) Each subsidiary of the Company that is material to the Company and its subsidiaries taken as a whole (collectively, the "Significant Subsidiaries") is listed on Schedule A hereto, together with its jurisdiction of incorporation and the beneficial ownership of the Company therein. Each Significant Subsidiary has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectuses; and each Significant Subsidiary of the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases property or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; all of the issued and outstanding capital stock of each Significant Subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each Significant Subsidiary owned by the Company, directly or through subsidiaries, is owned free and clear of any mortgage, pledge, lien, security interest, claim, encumbrance or defect of any kind.

            (x) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, which conflict, breach, violation or default would have a Material Adverse Effect, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the shares of Stock and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the shares of Stock by the Trust pursuant to the Contracts;


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            (xi) Except as described in the Prospectus (A) neither the Company nor any of its Significant Subsidiaries is in violation of its charter or by-laws, (B) neither the Company nor any of its subsidiaries is in violation of any applicable law, ordinance, administrative or governmental rule or regulation, or any order, decree or judgment of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries and (C) no event of default or event that, but for the giving of notice or the lapse of time or both, would constitute an event of default exists, or as a result of consummation of the sale of the Securities will exist, under any indenture, mortgage, loan agreement, note, lease, permit, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which any of the properties, assets or operations of the Company or any such subsidiary is subject, except, in the case of clauses (B) and (C), for such violations and defaults that would not have a Material Adverse Effect.

            (xii) The statements set forth in the Company Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock are accurate, complete and fair;

            (xiii) Other than as set forth in the Company Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

            (xiv) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

            (xv) The Stock is listed on the New York Stock Exchange;

            (xvi) The Company has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities; and

            (xvii) Neither the Company nor any of its subsidiaries does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

            (xviii) KPMG Peat Marwick LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

            (xix) The Company and its subsidiaries possess adequate certificates, authorizations, licenses or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them except as would not have a Material Adverse Effect and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, license or permit that individually or in the aggregate could have a Material Adverse Effect.

            (xx) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights,


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      confidential information and other intellectual property (collectively,
      "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, individually or in the aggregate, would have a Material Adverse Effect.

            (xxi) Except as disclosed in the Company Prospectus and except as would not have a Material Adverse Effect, the properties, assets and operations of each of the Company and its subsidiaries are in compliance with all applicable federal, state, local and foreign laws (including, without limitation, common law), rules and regulations, orders, decrees, judgments, permits and licenses relating to worker health and safety, and to the protection and clean-up of the natural environment and to the protection or preservation of natural resources, including, without limitation, those relating to the processing, manufacturing, generation, handling, disposal, transportation or release of hazardous materials (collectively, "Environmental Laws"). Except as disclosed in the Company Prospectus and except as would not have a Material Adverse Effect, (A) to the Company's knowledge, none of the Company or any of its subsidiaries is the subject of any federal, state, local or foreign investigation pursuant to Environmental Laws, (B) none of the Company or any of its subsidiaries has received any written notice or claim pursuant to Environmental Laws and (C) there are no pending, or, to the knowledge of the Company, threatened actions, suits or proceedings against the Company, any of its subsidiaries or its properties, assets or operations, in connection with any Environmental Laws. The term "hazardous materials" shall mean those substances that are regulated by or pursuant to any applicable Environmental Laws.

            (xxii) The Company and each of its subsidiaries have filed all tax returns required to be filed, which returns are complete and correct in all material respects, and neither the Company nor any of its subsidiaries is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, in each case except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            (xxiii) Each "employee benefit plan" within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), in which employees of the Company or any subsidiary participate or as to which the Company or any subsidiary has any liability (the "ERISA Plans") is in compliance with the applicable provisions of ERISA and the Internal Revenue Code of 1986, as amended (the "Code"). Neither the Company nor any subsidiary has any liability with respect to the ERISA Plans, nor does the Company expect that any such liability will be incurred, that would have a Material Adverse Effect. Except as described in the Prospectuses, (i) the value of the aggregate vested and nonvested benefit liabilities under each of the ERISA Plans that is subject to Section 412 of the Code, determined as of the end of such ERISA Plan's most recent ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such ERISA Plan allocable to such benefit liabilities by an amount that would have a Material Adverse Effect and (ii) neither the Company nor any subsidiary has any liability, whether or not contingent, with respect to any ERISA Plan that provides post-retirement welfare benefits that would have a Material Adverse Effect.

            (xxiv) The Company and each of its Significant Subsidiaries maintains reasonably adequate insurance covering their properties, operations, personnel and businesses in accordance with customary industry practice to protect the Company and each of its Significant Subsidiaries and their businesses.

      (b) The Selling Stockholder represents and warrants to, and agrees with, each of the Underwriters, the Company and the Trust that:


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            (i) All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Stockholder of this Agreement, the Contract, the Collateral Agreement, and the Power of Attorney and POA Custody Agreement hereinafter referred to, and each other agreement relating to the foregoing to which it is a party (collectively, the "Selling Stockholder Agreements"), and for the consummation of the transactions contemplated hereby and thereby, have been obtained; and the Selling Stockholder has full right, power and authority to enter into the Selling Stockholder Agreements and to consummate the transactions contemplated hereby and thereby;

            (ii) The compliance by the Selling Stockholder with all of the provisions of this Agreement and the other Selling Stockholder Agreements and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, the trust agreement constituting the Selling Stockholder, or any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, nor will such action result in any violation of the provisions of the trust agreement constituting the Selling Stockholder, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property of the Selling Stockholder;

            (iii) This Agreement has been duly authorized, executed and delivered by the Selling Stockholder. Each other Selling Stockholder Agreement has been duly authorized, executed and delivered by the Selling Stockholder and constitutes a valid and legally binding agreement of the Selling Stockholder enforceable in accordance with its respective terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

            (iv) The Selling Stockholder has, and immediately prior to each Time of Delivery (as defined in Section 4(a) hereof) the Selling Stockholder will have, good and valid title to the shares of Stock to be pledged and assigned by it under the Collateral Agreement, free and clear of all liens, encumbrances, equities or claims other than those created pursuant to the Collateral Agreement; the Selling Stockholder has full right, power and authority to pledge and assign the shares of Stock to be pledged and assigned by the Selling Stockholder pursuant to such Collateral Agreement; and upon delivery of such shares of Stock to the Collateral Agent, as defined in the Collateral Agreement, for the benefit of the Trust and payment therefor pursuant to the Contract, good and valid title to such shares of Stock, free and clear of all liens, encumbrances, equities or claims, will pass to the Trust;

            (v) The representations and warranties of the Selling Stockholder set forth in Section 3 of the Collateral Agreement are true and correct on and as of the date hereof with the same effect as though such representations and warranties had been set forth in full in this Agreement;

            (vi) During the period beginning from the date hereof and continuing to and including the date 90 days after the First Time of Delivery, not to directly or indirectly offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Stock or any securities of the Company that are substantially similar to the Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities, or enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, the economic consequence of ownership of Stock or any securities substantially similar to the Stock, in each case without your prior written consent;

            (vii) The Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or


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      result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities; and

            (viii) To the extent that any statements or omissions made in the Registration Statements, any Preliminary Prospectus, the Prospectuses or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company or the Trust, as the case may be, by the Selling Stockholder expressly for use therein, such Preliminary Prospectus and the Registration Statements did, and the Prospectuses and any further amendments or supplements to the Registration Statements and the Prospectuses, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

            (ix) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, the Selling Stockholder agrees to deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

            (x) Certificates in negotiable form representing all of the shares of Stock to be pledged and assigned by the Selling Stockholder hereunder have been placed in custody under a Custody Agreement, in the form heretofore furnished to you (the "POA Custody Agreement"), duly executed and delivered by the Selling Stockholder to [Name of Stockholder Custodian], as custodian (the "POA Custodian"), and the Selling Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you (the "Power of Attorney"), appointing [Names of Attorneys-in-Fact], and each of them, as the Selling Stockholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of the Selling Stockholder, deliver this Agreement on behalf of the Selling Stockholder, to execute and deliver the Contract and the Collateral Agreement, to authorize the delivery of the shares of Stock to be pledged and assigned by the Selling Stockholder hereunder and otherwise to act on behalf of the Selling Stockholder in connection with the transactions contemplated by this Agreement, the POA Custody Agreement, the Contract and the Collateral Agreement; and

            (xi) The shares of Stock represented by the certificates held in custody for the Selling Stockholder under the POA Custody Agreement are subject to the interests of the Collateral Agent for the benefit of the Trust hereunder, and the arrangements made by the Selling Stockholder for such custody, and the appointment by the Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of the Selling Stockholder hereunder shall not be terminated by operation of law, whether by the dissolution of the Selling Stockholder, or by the death or incapacity of any executor or trustee or the termination of such estate or trust, or by the occurrence of any other event; the Selling Stockholder should be dissolved or terminated, or if any other such event should occur, before the delivery of the shares of Stock hereunder, certificates representing the shares of Stock shall be delivered by or on behalf of the Selling Stockholder in accordance with the terms and conditions of this Agreement, of the Contract, of the Collateral Agreement and of the POA Custody Agreement, as appropriate, and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such dissolution, termination or other event had not occurred, regardless of whether or not the POA Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such dissolution or other event.


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      (c) The Trust represents and warrants to, and agrees with, each of the
Underwriters, the Selling Stockholder and the Company that:

            (i) A notification on Form N-8A (the "Notification") of registration of the Trust as an investment company has been filed with the Commission; a registration statement on Form N-2 (File No. 333-41617 and File No. 811-08539) (the "Initial Trust Registration Statement") in respect of the Securities has been filed with the Commission; the Initial Trust Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to the Initial Trust Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Trust Registration Statement or any post-effective amendment thereto has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Trust Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Trust Preliminary Prospectus"; the various parts of the Initial Trust Registration Statement including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 497(h) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Trust Registration Statement at the time it was declared effective, as amended at the time such part of the Registration Statement became effective, are hereinafter collectively called the "Trust Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 497(h) under the Act, is hereinafter called the "Trust Prospectus");

            (ii) No order preventing or suspending the use of any Trust Preliminary Prospectus has been issued by the Commission, and each Trust Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Investment Company Act, and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust by the Underwriters through Goldman, Sachs & Co. expressly for use therein or by the Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

            (iii) The Notification and the Trust Registration Statement conform, and the Trust Prospectus and any further amendments or supplements to the Notification, the Trust Registration Statement or the Trust Prospectus will conform, in all material respects to the requirements of the Act and the Investment Company Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Trust Registration Statement and any amendment thereto and as of the applicable filing date as to the Trust Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust by the Underwriters through Goldman, Sachs & Co. expressly for use therein or by the Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

            (iv) Since the respective dates as of which information is given in the Trust Registration Statement and the Trust Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, results of operations, prospects, investment objectives, investment policies, or liabilities of the Trust, otherwise than as set forth or contemplated in the Trust Prospectus, and there have been no transactions entered into by the Trust which are material to the Trust other than those in the ordinary course of its business or as described in the Trust Prospectus;

            (v) The Trust has been duly formed, is validly existing as a trust under the laws of the State of New York, with power and authority to own its properties and conduct its business as described in the Trust Prospectus and to enter into and perform its obligations under this Agreement and the Fundamental Agreements (as defined in Section 1(c)(vii) hereof); the Trust has all necessary consents, approvals, authorizations, orders, registrations or qualifications, of and from, and has made all declarations and filings with, all courts and governmental agencies and bodies, to own and use its assets and to conduct its business in the manner described in the Trust Prospectus, except to the extent that the failure to obtain or file the foregoing would not have a material adverse effect on the Trust and except the registration under the Act of the Securities and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters; the Trust has no subsidiaries;

            (vi) The Trust is registered with the Commission under the Investment Company Act as a non-diversified, closed-end management investment company and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Trust, threatened by the Commission; no person is serving or acting as an officer or trustee of the Trust except in accordance with the provisions of the Investment Company Act;

            (vii) Each of the Contract, the Collateral Agreement, the Administration Agreement between The Chase Manhattan Bank and the Trust (the "Administration Agreement"), the Custodian Agreement between The Chase Manhattan Bank and the Trust (the "Custodian Agreement"), the Paying Agent Agreement between ChaseMellon Shareholder Services, L.L.C. and the Trust (the "Paying Agent Agreement"), the Fund Expense Agreement between Goldman, Sachs & Co. and The Chase Manhattan Bank (the "Fund Expense Agreement") and the Fund Indemnity Agreement between Goldman, Sachs & Co. and the Trust (the "Fund Indemnity Agreement") (the Contract, the Collateral Agreement, the Administration Agreement, the Custodian Agreement, the Paying Agent Agreement, the Fund Expense Agreement and the Fund Indemnity Agreement are herein collectively called the "Fundamental Agreements") has been duly authorized, executed and delivered by the Trust and constitutes a valid and legally binding agreement of the Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

            (viii) The Amended and Restated Trust Agreement dated as of May __, 1998 (the "Trust Agreement") and the Fundamental Agreements comply with all applicable provisions of the Acts, and all approvals of such agreements required under the Investment Company Act by the holders of the Automatic Common Exchange Securities and the trustees have been obtained and are in full force and effect;

            (ix) All of the outstanding Automatic Common Exchange Securities have been duly and validly authorized and issued and are fully paid and non-assessable, and the form of certificates used to evidence the Automatic Common Exchange Securities is in due and proper form and complies with all provisions of applicable law; the Trust Agreement and the Fundamental Agreements conform to the descriptions thereof contained in the Trust Prospectus;

            (x) The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement, will be validly issued, fully paid and nonassessable; the Securities will conform to the description thereof in the Trust Prospectus; no person has rights to registration of any securities because of the filing of the Trust Registration Statement;

            (xi) The issue and sale of the Securities and the compliance by the Trust with all of the provisions of the Securities, this Agreement and each Fundamental Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, the Trust Agreement or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Trust of the transactions contemplated by this Agreement or the Fundamental Agreements, other than the registration under the Act of the Securities and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

            (xii) The Trust is not in default in the performance or observance of any obligation, covenant or condition thereunder and, to the knowledge of the Trust, no event has occurred that with the passage of time or the giving of notice or both would constitute a default thereunder; the Trust is not in default in the performance or observance of any obligation, covenant or condition contained in any other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

            (xiii) The statements set forth in the Trust Prospectus under the caption "Description of the Securities", insofar as they purport to constitute a summary of the terms of the Securities, under the caption "Certain Federal Income Tax Considerations", and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and agreements referred to therein, are accurate, complete and fair;

            (xiv) Other than as set forth in the Trust Prospectus, there are no legal or governmental proceedings pending to which the Trust is a party or of which any property of the Trust is the subject which, if determined adversely to the Trust, would individually or in the aggregate have a material adverse effect on the current or future financial position, or results of operations of the Trust; and, to the best of the Trust's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

            (xv) There are no material restrictions, limitations or regulations with respect to the ability of the Trust to invest its assets as described in the Trust Prospectus, other than as described therein;

            (xvi) The Automatic Common Exchange Securities outstanding prior to the issuance of the Securities and the Securities have been approved for listing on the New York Stock Exchange subject to notice of issuance; the Trust's Registration Statement on Form 8-A under the Exchange Act is effective; and

            (xvii) Coopers & Lybrand L.L.P., who have certified certain financial statements included in the Trust Registration Statement, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

      2. Subject to the terms and conditions herein set forth, (a) the Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $______ per Security, the number of Firm Securities (to be adjusted by you so as to eliminate fractional securities determined by multiplying the aggregate number of Securities to be sold by the Trust by a fraction, the numerator of which is the aggregate number of Firm Securities to be purchased by such Underwriter as set forth opposite the name of such underwriter in Schedule 1 hereto and the denominator of which is the aggregate number of firm Securities to be purchased by all of the Underwriters from the Trust hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities as provided below, the Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at the price per Security set forth in clause (a) of this Section 2, that portion of the number of Optional Securities as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional securities)determined by multiplying such number of Optional Securities by a fraction the numerator of which is the maximum number of Optional Securities which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule 1 hereto and the denominator of which is the maximum number of Optional Securities that all of the Underwriters are entitled to purchase hereunder. The agreements in this Section made by the Trust are for the benefit of and enforceable by each of the Underwriters and the Selling Stockholder. The agreements in this Section made by the Underwriters are for the benefit of and are enforceable by the Selling Stockholder and the Trust.

      The Trust hereby grants to each of the Underwriters the right to purchase at their election up to Optional Securities, at the purchase price per Security set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised only by written notice from you to the Trust (with copies to the Selling Stockholder's Attorney-in-Fact), given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Trust otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

      As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Securities will be used by the Trust as specified in the Contract, the Selling Stockholder at each Time of Delivery will pay to Goldman, Sachs & Co., an amount equal to $____ per Security for the Securities to be delivered at such Time of Delivery. Alternatively, as a matter of convenience, Goldman, Sachs & Co. may deduct such amount from the purchase price of the Securities, and in such event the Selling Stockholder shall be deemed to have paid the same.

      3. Upon the authorization by you of the release of the Firm Securities, the Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Trust Prospectus.

      4. (a) The Securities to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Trust, shall be delivered by or on behalf of the Trust to Goldman, Sachs & Co. through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer to the order of the Trust in Federal (same day) funds. The Trust will cause the certificates representing the Securities to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Securities, 9:30 a.m., New York City time, on May __, 1998 or such other time and date as you and the Trust may agree upon in writing, and, with respect to the Optional Securities, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase the Optional Securities, or such other time and date as Goldman, Sachs & Co. and the Trust may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Time of Delivery", such time and date for delivery of the Optional Securities, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

      At each Time of Delivery, the Selling Stockholder will pay, or cause to be paid, the compensation payable at such Time of Delivery to the Underwriters under Section 2 hereof by wire transfer of Federal (same-day) funds to the account specified by Goldman, Sachs & Co.

      (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 7(p) hereof, will be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 3:30 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

      5. (a) The Trust agrees with each of the Underwriters:

            (i) To prepare the Trust Prospectus in a form approved by you and to file such Trust Prospectus pursuant to Rule 497(h) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Trust Registration Statement or Trust Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Trust Registration Statement has been filed or becomes effective or any supplement to the Trust Prospectus or any amended prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Trust with the Commission pursuant to the Act, the Investment Company Act and the Exchange Act subsequent to the date of the Trust Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Trust Preliminary Prospectus or prospectus or any order pursuant to Section 8(e) of the Investment Company Act, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Trust Registration Statement or Trust Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Trust Preliminary Prospectus or prospectus or suspending any such qualification or order pursuant to Section 8(e) of the Investment Company Act, promptly to use its best efforts to obtain the withdrawal of such order;

            (ii) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Trust shall not be required to qualify as a foreign trust or association or to file a general consent to service of process in any jurisdiction;

            (iii) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, at the expense of the Selling Stockholder, to furnish the Underwriters with copies of the Trust Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Trust Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Trust Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Trust Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Trust Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Trust Prospectus or a supplement to the Trust Prospectus which will correct such statement or omission or effect such compliance; and in case the Underwriters are required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Trust Prospectus, upon your request but at the expense of the Underwriters, to prepare and deliver to the Underwriters as many copies as you may request of an amended or supplemented Trust Prospectus complying with Section 10(a)(3) of the Act;

            (iv) To make generally available to the Trust's security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Trust Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Trust (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Trust, Rule 158);

            (v) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Trust Prospectus under the caption "Use of Proceeds"; and

            (vi) To use its best efforts to maintain the listing of the Automatic Common Exchange Securities and the Securities on the New York Stock Exchange.

      (b) The Company agrees with each of the Underwriters:

            (i) To prepare the Company Prospectus in a form approved by you and to file such Company Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Company Registration Statement or Company Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof, such disapproval not to be unreasonably exercised; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Company Registration Statement has been filed or becomes effective or any supplement to the Company Prospectus or any amended Company Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Company Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Company Preliminary Prospectus or prospectus, of the suspension of the qualification of the shares of Stock to be delivered pursuant to the Contracts for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Company Registration Statement or Company Prospectus or for additional information; and, in the event of the issuance of any stop order or any order preventing or suspending the use of any Company Preliminary Prospectus or prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

            (ii) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

            (iii) Prior to 10:00 a.m. New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Company Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Company Prospectus in connection with the offering or sale of the Securities and if at such time any events shall have occurred as a result of which the Company Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Company Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Company Prospectus or to file under the Exchange Act any document incorporated by reference in the Company Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Company Prospectus or a supplement to the Company Prospectus which will correct such statement or omission or effect such compliance, and in case the Underwriters are required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Company Prospectus, upon your request but at the expense of the Underwriters, to prepare and deliver to the Underwriters as many copies as you may request of an amended or supplemented Company Prospectus complying with Section 10(a)(3) of the Act;

            (iv) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

            (v) During the period beginning from the date hereof and continuing to and including the date 90 days after the First Time of Delivery, not to directly or indirectly offer, sell, contract to sell or otherwise dispose of any Stock or any securities of the Company (other than pursuant to employee plans described in the Prospectus) that are substantially similar to the Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities, or enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, the economic consequence of ownership of Stock or any securities substantially similar to the Stock, in each case without your prior written consent;

            (vi) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

            (vii) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); and

            (viii) To use its best efforts to maintain the listing of the Stock on the New York Stock Exchange.

      6. The Trust, the Company and the Selling Stockholder covenant and agree with each of the Underwriters that:

            (a) the Company will pay or cause to be paid: any and all expenses incident to the performance of or compliance with its obligations under this agreement, including, without limitation, (i) the fees, disbursements and expenses of the Company's counsel and accountants (including in connection with the delivery of opinions and/or comfort letters) in connection with the registration of the Securities and the Stock under the Act and the performance of the Company's obligations hereunder; (ii) all expenses, including filing fees, in connection with the preparation, printing and filing of the Company Registration Statement, Company Preliminary Prospectus and the Company Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof and of the Notification, the Trust Registration Statement, any Trust Preliminary Prospectus and the Trust Prospectus to the Underwriters and dealers; (iii) the cost of printing or producing this Agreement and any Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities and the Stock; (iv) all expenses in connection with the qualification of the Securities and the Stock for offering and sale under state securities laws as provided in
      Section 5(b)(ii) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any Blue Sky survey; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the sale of the Stock; (vi) all fees and expenses in connection with the preparation and filing of a registration statement under the Exchange Act relating to the Stock and all costs and expenses incident to the listing of the Stock on the New York Stock Exchange or other national or regional exchange;
      (vii) the costs and charges of any transfer agent or registrar for the Stock; (viii) the cost of preparing certificates representing the Stock; (ix) all reasonable fees and expenses of one legal counsel to the Selling Stockholder in connection with this Agreement; and (x) all other costs and expenses incident to the performance of all obligations hereunder which are not otherwise specifically provided for in this Section 6;

            (b) the Selling Stockholder will pay or cause to be paid the following: (i) all expenses and taxes incident to the sale and delivery of the shares of Stock to be sold or pledged by the Selling Stockholder; (ii) all expenses, [other than filing fees], in connection with the preparation, printing and filing of the Notification, the Trust Registration Statement, any Trust Preliminary Prospectus and the Trust Prospectus and amendments and supplements thereto; (iii) [the filing fees incident to,] and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the sale of the Securities; (iv) all fees and expenses in connection with the preparation and filing of a registration statement under the Exchange Act relating to the Securities and all costs and expenses incident to the listing of the Securities on the New York Stock Exchange or other national or regional exchange [other than the filing fee relating thereto]; (v) all fees, expenses and costs in connection with the marketing of the Securities; (vi) any fees and expenses of counsel for the Selling Stockholder other than the one counsel referred to in clause (a) of this Section 6; (vii) the fees and expenses of the Attorney-in-Fact and the POA Custodian; and (vii) any of the costs and expenses referred to in clause (a) of this Section 6, to the extent such expenses are over and above the expenses that would have been incurred by the Company in connection with an offering of Stock; and

            (c) the Underwriters will pay or cause to be paid: (i) the organizational expenses and the ongoing expenses of the Trust and all fees, disbursements and expenses of the Trust's counsel and the Trust's accountants in connection with the registration of the Securities under the Act and the Investment Company Act; [(ii) the filing fees relating to the filing of the Notification and the Trust Registration Statement and amendments and supplements thereto; (iv) the filing fees incident to securing any required review by the NASD of the terms of the sale of the Securities; and (v) the filing fee relating to the incident to the listing of the Securities on the New York Stock Exchange]. In connection with Clause (b)(i) of the preceding sentence, Goldman, Sachs & Co. agrees to pay New York State stock transfer tax, and the Selling Stockholder agrees to reimburse Goldman, Sachs & Co. for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated.

It is understood, however, that the Company shall bear, and the Selling Stockholder shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the shares of Stock pursuant to this Agreement, and that, except as provided in this
Section 6, Section 8 and Section 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

      7. The obligations of the Underwriters hereunder, as to the Securities to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties of the Trust, the Company and the Selling Stockholder herein are, at and as of such Time of Delivery, true and correct, the condition that the Trust, the Company and the Selling Stockholder shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

      (a) The Prospectuses shall have been filed with the Commission pursuant to Rule 424(b) or Rule 497(h), as applicable, within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Sections 5(a)(i) and 5(b)(i) hereof; no stop order suspending the effectiveness of the Registration Statements or any part thereof, and no order pursuant to Section 8(e) of the

Investment Company Act affecting this transaction, shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

      (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

      (c) Sullivan & Cromwell, counsel for the Trust, shall have furnished to you their written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

            (i) The Trust (x) has been duly formed and is validly existing as a trust under the laws of the State of New York and (y) is registered with the Commission under the Investment Company Act as a non-diversified, closed-end management investment company;

            (ii) The Securities have been duly authorized and validly issued and are fully paid and non-assessable and are entitled to the benefits provided by the Trust Agreement;

            (iii) The Securities will be exchanged for shares of Stock in accordance with the terms of the Trust Agreement and the Contract (unless a Reorganization Event (as defined in the Contract) occurs or the Selling Stockholder selects the Cash Settlement Alternative (as defined in the Contract) thereunder), subject to bankruptcy, insolvency, fraudulent transfers, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

            (iv) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Trust under the Federal laws of the United States and the laws of the State of New York for the issuance, sale and delivery of the Securities by the Trust to you have been obtained or made;

            (v) This Agreement has been duly authorized, executed and delivered by the Trust;

            (vi) Each Fundamental Agreement has been duly authorized, executed and delivered by the Trust and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding agreement of the Trust enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfers, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

            (vii) The statements in the Trust Prospectus under the caption "Certain Federal Income Tax Considerations", to the extent that such statements constitute summaries of the legal matters referred to therein, fairly represent their opinion as to such matters;

            (viii) On the basis of information which was reviewed in the course of the performance of the services referred to in their opinion, considered in the light of their understanding of the applicable law (including the requirements of Form N-2 and the character of the Prospectus contemplated thereby) and the experience they have gained through their practice under the Act and the Investment Company Act, such counsel, confirm that, in their opinion, the Trust Registration Statement, as of its effective date, and the Trust Prospectus, as of the date of the Trust Prospectus, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the Investment Company Act and the applicable rules and regulations of the Commission thereunder; and that nothing that came to their attention in the course of such review has caused them to believe that the Trust Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Trust Prospectus, as of the date of the Trust Prospectus, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; also, nothing that has come to such counsel's attention in the course of certain procedures (as described in such opinion) has caused such counsel to believe that the Trust Prospectus, as of the date and time of delivery of such opinion, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that such opinion may state that the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such, however, that such counsel do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Trust Registration Statement or the Trust Prospectus except for those made under the captions "Underwriting", "Investment Objective and Policies" and "Description of the Securities" in the Trust Prospectus insofar as they relate to provisions of documents therein described, and such counsel need not express any opinion or belief as to the financial statements or other financial data contained in the Trust Registration Statement or Trust Prospectus; and provided further that such counsel may state that they have not participated in the preparation of the Company Registration Statement or the Company Prospectus, and need not express any opinion or belief with respect thereto or with respect to information relating to the Company contained in the Trust Prospectus under the captions "Prospectus Summary--The Company", "Investment Objectives and Policies---The Company" and "Risk Factors--Risks Relating to the Company and the Company's Industry";

      (d) Sullivan & Cromwell, counsel for the Trust, shall have furnished to the Selling Stockholder their written opinion, dated such Time of Delivery, with respect to paragraphs (i)(y), (iv) and (vii) of subsection (c) above and, in addition, to the effect that the statements in the Trust Prospectus under the captions "Underwriting", "Investment Objective and Policies" and "Description of the Securities", insofar as such statements summarize provisions of documents referred to therein, are accurate in all material respects and fairly summarize the matters referred to therein;

      In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of New York and the Federal laws of the United States;

      (e) Davis, Polk & Wardwell, special counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

            (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Company Prospectus;

            (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable; and the Shares conform to the description of the Stock contained in the Prospectus;

            (iii) This Agreement has been duly authorized, executed and delivered by the Company;

            (iv) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the shares of Stock by the Trust pursuant to the Contracts (it being understood that this opinion is limited to those consents, approvals, authorizations, orders, registrations or qualifications that, in our experience, are normally applicable to transactions of the type contemplated by this Agreement);

            (v) The statements set forth in the Company Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock (including shares of Stock subject to the Contracts), insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

            (vi) The Company is not an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

            (vii) The documents incorporated by reference in the Company Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

      Such counsel shall also state that they have not themselves checked the accuracy or completeness of, or otherwise verified, the information furnished with respect to other matters in the Company Registration Statement and the Prospectus but they have generally reviewed and discussed with certain officers and other representatives of the Company, its independent public accountants and your representatives and counsel the information furnished, whether or not subject to their check or verification. On the basis of such review and discussion, but without independent check or verification, except as stated, (i) they are of the opinion that the Company Registration Statement, as of its effective date, and the Company Prospectus, as of its date (except for the financial statements, including the notes thereto, and supporting schedules and other financial, statistical and other accounting data included therein or omitted therefrom, as to which they express no opinion), complied as to form in all material respects with the requirements of the Act and the rules and regulations thereunder and (ii) nothing came to their attention that causes them to believe that (except for the financial statements, including the notes thereto, and supporting schedules and other financial, statistical and other accounting data included therein or omitted therefrom, as to which they express no opinion) the Company Registration Statement, at its effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Company Prospectus, as of its date or as of such Time of Delivery, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

      In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States;

      (f) The Underwriters shall have received an opinion, dated such Closing Date, of Zenon Lankowsky, Esq., Vice President and General Counsel of the Company, to the effect that:

            (i) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

            (ii) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

            (iii) The Company and its subsidiaries have good and marketable title in fee simple to all real property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries (in giving the opinion in this clause, such counsel may state that no examination of record titles for the purpose of such opinion has been made, and that they are relying upon a general review of the titles of the Company and its subsidiaries, upon opinions of local counsel and abstracts, reports and policies of title companies rendered or issued at or subsequent to the time of acquisition of such property by the Company or its subsidiaries, upon opinions of counsel to the lessors of such property and, in respect of matters of fact, upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions, abstracts, reports, policies and certificates);

            (iv) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

            (v) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

            (vi) Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, or lease or agreement or other instrument to which it is a party or by which it or any of its properties may be bound;

            (vii) Such counsel have no reason to believe that any part of the Company Registration Statement or any amendment thereto, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Company Prospectus or any amendment or supplement thereto, as of its issue date or as of such Time of Delivery, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that such counsel need express no opinion as to the financial statements, including the notes thereto, and supporting schedules and other financial, statistical or other accounting data contained in or omitted from the Company Registration Statement or the Company Prospectus.

      In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States;

      (g) Honigman, Miller, Schwartz and Cohn, special counsel for the Selling Stockholder, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

            (i) A Power-of-Attorney and a Custody Agreement have been duly authorized, executed and delivered by the Selling Stockholder and constitute valid and binding agreements of the Selling Stockholder enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

            (ii) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder; each Selling Stockholder Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and constitutes a valid and binding agreement of the Selling Stockholder enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the compliance by the Selling Stockholder with all of the provisions of this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of the trust agreement under which the Selling Stockholder was formed, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Selling Stockholder, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property of the Selling Stockholder;

            (iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement and the other Selling Stockholder Agreements except such consents, approvals, authorizations or orders which have been duly obtained and are in full force and effect, such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the purchase of such Shares by the Trust;

            (iv) Assuming due authorization, execution and delivery thereof in the State of New York by the Trust and the Collateral Agent, the Collateral Agreement, together with the delivery of (x) the certificates in registered form representing the share of Stock pledged thereunder by the Selling Stockholder and (y) undated stock powers with respect thereto endorsed in blank, to the Collateral Agent for the benefit of the Trust, creates in favor of the Collateral Agent for the benefit of the Trust a perfected security interest in such Stock under the Uniform Commercial Code as in effect in the State of New York (the "New York UCC"); upon such delivery, at the First Time of Delivery, assuming that (A) the Collateral Agent and the Trust acquire the security interest in such shares without notice of any adverse claim (within the meaning of the New York UCC) and
      (B) the Selling Stockholder has rights in the shares of Stock subject to the Collateral Agreement, the Collateral Agent will acquire such security interest in such shares of Stock for the benefit of the Trust free of any adverse claim (within the meaning of the New York UCC); and

            (v) Assuming (A) due authorization, execution and delivery of the Contract and the Collateral Agreement by the Trust and the Collateral Agreement by the Collateral Agent, (B) the Selling Stockholder continues to be the sole registered owner of the shares of Stock to be sold by it,
      (C) the certificates representing such shares do not contain any notation of liens or restrictions, (D) the holders of Securities acquire such shares of Stock without notice of any adverse claim (within the meaning of the New York UCC) and (E) undated stock powers with respect to the certificates representing such shares of Stock effectively endorsed in blank are delivered to the holders of Securities, upon payment for and delivery to the holders of Securities of the shares of Stock in accordance with the Contract and Collateral Agreement, the holders of Securities will acquire all of the rights of the Selling Stockholder in such shares of Stock and will also acquire their interest in such shares of Stock free of any adverse claim (within the meaning of the New York UCC).

      In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of New York, [the law under which the Selling Stockholder was constituted], and the Federal laws of the United States;

      (h) On the date of the Trust Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Trust Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, KPMG Peat Marwick LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

      (i) Since the respective dates as of which information is given in the Trust Registration Statement and the Trust Prospectus, there shall not have been any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, results of operations, prospects, investment objectives, investment policies or liabilities of the Trust, otherwise than as set forth or contemplated in the Trust Prospectus, (ii) neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Company Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Company Prospectus, and (iii) since the respective dates as of which information is given in the Company Prospectus there shall not have been any change in the capital stock, short-term debt or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Company Prospectus, the effect of which, in any such case described in clause (i), (ii) or (iii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being issued at such Time of Delivery on the terms and in the manner contemplated in the Trust Prospectus;

      (j) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

      (k) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the securities of the Company or the Trust on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or material escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being issued at such Time of Delivery on the terms and in the manner contemplated in the Trust Prospectus;

      (l) The Securities shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange;

      (m) Each Fundamental Agreement shall have been executed and delivered by all parties thereto and the Selling Stockholder shall have delivered to the Collateral Agent the number of shares of Stock required by the Collateral Agreement to be initially pledged thereunder in accordance with the requirements of such Collateral Agreement;

      (n) The Selling Stockholder shall have obtained and delivered to the Underwriters executed copies of an agreement from each of Mr. Eugene Applebaum, Ms. Marcia C. Applebaum, the Eugene Applebaum 401(k) Plan Stock Account and the Eugene Applebaum IRA Account substantially to the effect set forth in Subsection 1(b)(iv) hereof in form and substance satisfactory to you;

      (o) The Trust and the Company shall have complied with the provisions of
Section 5(a)(iii) and 5(b)(iii) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

      (p) The Trust, the Company and the Selling Stockholder shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Trust, the Company and the Selling

Stockholder, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Trust, the Company and the Selling Stockholder, respectively, herein and in the Contracts and Collateral Agreements at and as of such Time of Delivery, as to the satisfaction and performance by the Trust, the Company and the Selling Stockholder of all of their respective obligations hereunder and thereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (i) of this Section (except in the case of the Selling Stockholder) and as to such other matters relating to the transactions contemplated herein and therein as you may reasonably request.

      8. (a) The Company will indemnify and hold harmless the Trust and each Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Trust or such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Company Preliminary Prospectus or Trust Preliminary Prospectus, either of the Registration Statements or either of the Prospectuses, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Trust and each Underwriter for any legal or other expenses reasonably incurred by the Trust or such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Company Preliminary Prospectus or Trust Preliminary Prospectus, either of the Registration Statements or either of the Prospectuses, or any such amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

      (b) The Selling Stockholder will indemnify and hold harmless the Trust and each Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Trust or such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Company Preliminary Prospectus or Trust Preliminary Prospectus, either of the Registration Statements or either of the Prospectuses, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Company Preliminary Prospectus or Trust Preliminary Prospectus, either of the Registration Statements or either of the Prospectuses or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or the Trust, as the case may be, by the Selling Stockholder expressly for use therein; and will reimburse the Trust and each Underwriter for any legal or other expenses reasonably incurred by the Trust or such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Company Preliminary Prospectus, any Trust Preliminary Prospectus, either of the Registration Statements or either of the Prospectuses or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriters through Goldman, Sachs & Co. expressly for use therein.

      (c) Each Underwriter will indemnify and hold harmless the Company, the Trust and the Selling Stockholder against any losses, claims, damages or liabilities to which the Company, the Trust or the Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Company Preliminary Prospectus or Trust Preliminary Prospectus, either of the Registration Statements or either of the Prospectuses, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Company Preliminary Prospectus or Trust Preliminary Prospectus, either of the Registration Statements or either of the Prospectuses, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Trust or the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company, the Trust and the Selling Stockholder for any legal or other expenses reasonably incurred by the Company, the Trust or the Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

      (d) Promptly after receipt by an indemnified party under subsection (a),
(b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

      (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a),
(b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Trust and the Selling Stockholder on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Trust and the Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Trust and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, the Trust and the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Trust Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Trust or the Selling Stockholder on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Trust, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in subsection (c) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no such Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      (f) The obligations of the Company and the Selling Stockholder under this
Section 8 shall be in addition to any liability which the Company and the Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company, to each trustee of the Trust and to each person, if any, who controls the Company, the Trust or the Selling Stockholder within the meaning of the Act.

      9. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then Trust shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify Trust that you have so arranged for the purchase of such Securities, or Trust that it has so arranged for the purchase of such Securities, you or the Trust shall have the right to postpone such time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Trust agrees to file promptly any amendment to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include nay person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

      (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Trust as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased does not exceed one-eleventh of he aggregate number of all the Securities to be purchased at such Time of Delivery, then the Trust shall have the right to require each non-defaulting Underwriter to purchase the number of Securities which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been make; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and Trust as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Securities to be purchased at such Time of Delivery, or if the Trust shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Trust to sell the Optional Shares shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Trust, except for the expenses to be borne by the Trust and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Trust, the Selling Stockholder and the Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriters or any controlling person of the Underwriters, or the Company, the Trust or the Selling Stockholder or any officer or director or controlling person of the Company, the Trust or the Selling Stockholder and shall survive delivery of and payment for the Securities.

      11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company, the Trust nor the Selling Stockholder shall then be under any liability to the Underwriters except as provided in Sections 6 and 8 hereof; but, if for any other reason, any Securities are not delivered by or on behalf of the Trust as provided herein, the Selling Stockholder will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities not so delivered, but the Company, the Trust and the Selling Stockholder shall then be under no further liability to the Underwriters in respect of the Securities not so delivered except as provided in Sections 6 and 8 hereof.

      12. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to them in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; if to the Trust shall be delivered or sent by mail, telex or facsimile transmission in care of Donald J. Puglisi, Puglisi & Associates, 850 Library Avenue, Suite 204, Newark, Delaware 19711; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; and if to the Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission in care of Honigman, Miller, Schwartz and Cohn, 2290 First National Building, Detroit, Michigan 48226-3583. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

      13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Trust, the Selling Stockholder and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company, the Trust, the Selling Stockholder and each person who controls the Company, the Selling Stockholder or the Underwriters, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from the Underwriters shall be deemed a successor or assign by reason merely of such purchase.

      14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

      15. This agreement shall be governed by and construed in accordance with the laws of the State of New York.

      16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

      If the foregoing is in accordance with your understanding, please sign and return to us seven counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement among the Underwriters, the Trust, the Company and the Selling Stockholder.


                                        Very truly yours,

                                        CVS Corporation


                                        By:
                                           ---------------------------------
                                           Name:
                                           Title:

                                        Eugene Applebaum Revocable Living Trust


                                        By:
                                           ---------------------------------
                                             Eugene Applebaum, as trustee


By:
   ------------------------------------
         (Goldman, Sachs & Co.)

                                   SCHEDULE I

                                                              Number of Optional
                                                               Securities to be
                                         Total Number of Firm    Delivered if
                                           Securities to be     Maximum Option
                  Underwriter                 Delivered            Exercised
                  -----------                 ---------            ---------
Goldman, Sachs & Co..................

                                          ------------------    ----------------

Total.................................     2,650,000             397,500
                                          ==================    ================

                                                                         ANNEX I

      Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

            (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

            (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives") and are attached hereto;

            (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which are attached hereto; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

            (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

            (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

            (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                  (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be conformity with generally accepted accounting principles;

                  (B) any other unaudited income statement data and balance
            sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                  (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                  (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                  (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (F) for the period from the date of the latest financial
            statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

      (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.


                                       3